                                                                    Exhibit 10.4

================================================================================

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                                    TEKELEC,

                              SANTERA SYSTEMS INC.,

                  CERTAIN STOCKHOLDERS OF SANTERA SYSTEMS INC.

                                       AND

                 AUSTIN VENTURES VI, L.P., AS THE REPRESENTATIVE

                           DATED AS OF APRIL 30, 2003

================================================================================

                                TABLE OF CONTENTS

Article I Definitions............................................................................................   1
         1.1      Definitions....................................................................................   1
         1.2      Usage Generally, Interpretation................................................................   3

Article II Demand Registration...................................................................................   3
         2.1      Demand Rights..................................................................................   3
         2.2      Registration Requirements......................................................................   3
         2.3      Shares to be Included in Registration Statement................................................   4

Article III Incidental Registration..............................................................................   4

Article IV Registration Procedures...............................................................................   4
         4.1      Procedures.....................................................................................   4
         4.2      Period of Distribution.........................................................................   6
         4.3      Requirement to Furnish Information.............................................................   6
         4.4      Underwriting Agreement.........................................................................   6
         4.5      Suspension of Sales............................................................................   6

Article V Expenses...............................................................................................   7
         5.1      Registration Expenses..........................................................................   7
         5.2      Allocation.....................................................................................   7
         5.3      Expenses of Counsel............................................................................   7

Article VI Indemnification and Contribution......................................................................   7
         6.1      Indemnification by Santera.....................................................................   7
         6.2      Indemnification by Legacy Santera Stockholders.................................................   8
         6.3      Notices........................................................................................   8
         6.4      Relative Fault.................................................................................   8

Article VII Termination..........................................................................................   9

Article VIII Miscellaneous.......................................................................................   9
         8.1      Transfer or Assignment of Registration Rights..................................................   9
         8.2      Limitations on Subsequent Registration Rights..................................................   9
         8.3      Notices........................................................................................   9
         8.4      Remedies.......................................................................................  11
         8.5      Expenses.......................................................................................  11
         8.6      Binding Effect; Assignment.....................................................................  11
         8.7      Amendment and Waiver...........................................................................  11
         8.8      Counterparts...................................................................................  11
         8.9      Headings.......................................................................................  11
         8.10     Severability...................................................................................  11
         8.11     Governing Law..................................................................................  12
         8.12     Further Assurances.............................................................................  12
         8.13     Third Party Beneficiary........................................................................  12

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into this 30th day of April, 2003 by and among Tekelec, a California corporation ("Tekelec"), Santera Systems Inc., a Delaware corporation ("Santera"), certain of the stockholders of Santera on the date hereof (the "Legacy Santera Stockholders") and Austin Ventures VI, L.P., a Delaware limited partnership, as the Representative, as defined herein.

                                    RECITALS

         A. Concurrently herewith, Merger Sub, Inc., a Delaware corporation ("Merger Sub"), has merged with and into Santera, with Santera being the surviving corporation, all pursuant to that certain Agreement and Plan of Merger dated as of April 30, 2003 by and between Tekelec, Merger Sub, Santera, certain of the Legacy Santera Stockholders and the Representative (the "Merger Agreement").

         B. Santera desires to provide the Legacy Santera Stockholders certain rights to register shares of Series A Preferred Stock, par value $0.001 per share ("Series A Preferred Stock"), of Santera, and the Common Stock, par value $0.001 per share ("Common Stock"), of Santera issuable upon conversion thereof, in each case on the terms and subject to the conditions contained herein.

         NOW, THEREFORE, in consideration of the conditions and provisions contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. The following terms shall, for purposes of this Agreement, have the following meanings (terms defined in the singular or the plural include the plural or the singular, as the case may be):

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Affiliate" shall mean a person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the person or entity referred to. In this definition, "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of securities, by contract or otherwise.

                  "Agreement" shall mean this Registration Rights Agreement, as the same may be amended from time to time in accordance with the terms hereof.

                  "Amended and Restated Certificate of Incorporation" shall mean that certain Amended and Restated Certificate of Incorporation of Santera dated _____________, 2003, as the same may be amended from time to time.

                  "Assignee" shall mean the transferee of at least 500 shares of Registrable Securities, as adjusted for any stock dividends, combinations, reverse stock splits, stock splits, recapitalizations, reorganizations, reclassifications or other similar events with respect to such shares (or a lesser number if such number represents one hundred percent (100%) of the transferor's Registrable Securities).

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Common Stock" shall have the meaning set forth in the recitals hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Filings" shall have the meaning provided in Section 6.1.

                  "Legacy Santera Stockholders" shall have the meaning set forth in the introduction hereto.

                  "Merger Agreement" shall have the meaning set forth in the recitals hereto.

                  "Merger Sub" shall have the meaning set forth in the recitals hereto.

                  "Preferred Stock" shall mean the Series A Preferred Stock and the Series B Preferred Stock, collectively.

                  "Representative" shall mean Austin Ventures VI, L.P., who has been appointed the representative of the Legacy Santera Stockholders, pursuant to the terms of the Escrow Agreement, or any successor appointed pursuant to the terms of the Escrow Agreement.

                  "Registrable Securities" shall mean (i) the Preferred Stock and the Common Stock issuable upon conversion thereof, in each case held by the Legacy Santera Stockholders or their Affiliates or Assignees and (ii) any Common Stock of Santera issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares references in (i) above.

                  "Registration Expenses" shall have the meaning provided in
Section 5.1.

                  "Santera" shall mean Santera Systems Inc., a Delaware corporation.

                  "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock, par value $0.001 per share, of Santera that is authorized on the date hereof.

                  "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, par value $0.001 per share, of Santera that is authorized on the date hereof.

                  "Stockholder" or "Stockholders" shall mean Tekelec, the Legacy Santera Stockholders and any Person who becomes a Stockholder by Instrument of Accession.

                  "Stock" shall mean the Common Stock and the Preferred Stock, collectively.

                  "Tekelec" shall have the meaning set forth in the introduction hereto.

                  "Stockholders' Agreement" shall mean that certain Stockholders' Agreement dated as of April 30, 2003 among Tekelec, Santera, the Legacy Santera Stockholders and the Representative.

         1.2 Usage Generally, Interpretation. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. All references herein to articles, sections, subsections or paragraphs shall be deemed to be references to articles, sections, subsections or paragraphs of this Agreement unless the context otherwise requires. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute, as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise expressly provided herein, all references to "as converted" or "as if converted" shall mean assuming conversion of all then issued and outstanding shares of Preferred Stock (including any of such shares that the holder thereof may not yet have the right to convert into shares of Common Stock).

                                   ARTICLE II
                               DEMAND REGISTRATION

         2.1 Demand Rights. Beginning September 1, 2008 provided no call right or put right under Article III of the Stockholders' Agreement or no notice of redemption under Article Fourth, Section B.(ii)(I) or (II) of the Amended and Restated Certificate of Incorporation has been delivered prior to March 1, 2008, the Representative (on behalf of the Legacy Santera Stockholders) may request Santera to register under the Act all or any portion of the Registrable Securities for sale in the manner specified in the notice delivered to Santera by the Representative, provided that the aggregate price to the public of such public offering would exceed $35,000,000 and the per share price to the public of such public offering would exceed $10. Any offering under this Section 2.1 must be a firm commitment underwritten public offering. In any firm commitment underwritten public offering contemplated by this Section 2.1 or Article III, Santera shall be entitled to require any shares of Series A Preferred Stock to be converted into shares of Common Stock for sale to the underwriters, with such conversion to take effect immediately prior to the closing of such sale to the underwriters. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2.1 within 120 days after the effective date of a registration statement filed by Santera covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Article III.

         2.2 Registration Requirements. Following receipt of any notice under Section 2.1, Santera shall use its commercially reasonable efforts to effect within sixty (60) days of the date such request is given the registration under the Act, for public sale, the number of shares of Registrable Securities specified in such notice. In addition, Santera shall designate the managing underwriter of such offering, provided that such managing underwriter shall be reasonably acceptable to the Representative. Santera shall be obligated to register the Registrable Securities pursuant to Section 2.1 on one (1) occasion only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in the notice received as aforesaid, for sale in accordance with the method of disposition specified in such notice, shall have become effective and all such shares shall have been sold pursuant thereto.

         2.3 Shares to be Included in Registration Statement. Santera shall be entitled to include in any registration statement referred to in Section 2.1, for sale in accordance with Section 2.1, shares of Stock to be sold by Santera for its own account. The number of shares of Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein; provided, however, that in no event shall the number of Registrable Securities included in the offering be reduced unless all of the other shares of Stock included in the offering are eliminated from such offering completely. Except for registration statements on Form S-4, S-8 or any successor thereto, Santera will not file with the Commission any other registration statement with respect to its Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from the Representative pursuant to Section 2.1 until the later of (i) completion of the period of distribution of the registration contemplated thereby or (ii) the expiration of any "lock-up" period imposed by the underwriters in connection with a registration under Section 2.1 hereof.

                                   ARTICLE III
                             INCIDENTAL REGISTRATION

         If, at any time beginning September 1, 2008 provided no call right or put right under Article III of the Stockholders' Agreement or no notice of redemption under Article Fourth, Section B.(ii)(I) or (II) of the Amended and Restated Certificate of Incorporation has been delivered prior to March 1, 2006, Santera (other than pursuant to Article II) proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Stock for sale to the public), each such time it will give written notice to the Representative of its intention so to do. Upon the written request of the Representative, received by Santera within thirty (30) days after the giving of any such notice by Santera, to register any of the Registrable Securities, Santera will use its commercially reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by Santera, all to the extent requisite to permit the sale or other disposition by the holders of Registrable Securities. In the event that any registration pursuant to this Article III shall be, in whole or in part, an underwritten public offering of Common Stock, the Registrable Securities to be included in such an underwriting may be reduced (pro rata among the selling stockholders according to the total number of securities requested to be included therein by each such selling stockholder or in such other proportion as shall be mutually agreed to by such selling stockholders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by Santera therein.

                                   ARTICLE IV
                             REGISTRATION PROCEDURES

         4.1 Procedures. If and whenever Santera is required by the provisions of Article II or Article III to use its commercially reasonable efforts to effect the registration of any Registrable Securities under the Act, Santera will, as soon as reasonably practicable:

                  (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Article II, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to the Representative and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) and such other documents as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                  (d) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Representative or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that Santera shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of Santera is then listed;

                  (f) provide a transfer agent, registrar and CUSIP number for all Registrable Securities covered by such registration statement, in each case not later than the effective date of such registration;

                  (g) immediately notify the Representative and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which Santera has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (h) if the offering is underwritten and at the request of the Representative, use its commercially reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing Santera for the purposes of such registration, addressed to the underwriters and to the selling stockholders, stating that such registration statement has become effective under the Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by the selling stockholders or their counsel and (ii) a letter dated such date from the independent public accountants retained by Santera, addressed to the underwriters and to the selling stockholders, stating that they are independent public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements of Santera included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                  (i) make available for inspection by the Representative, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Representative or underwriter, all financial and other records, pertinent corporate documents and properties of Santera, and cause Santera's officers, directors and employees to supply all information reasonably requested by any such Representative, underwriter, attorney, accountant or agent in connection with such registration statement.

         4.2 Period of Distribution. For purposes of Section 2.3 and Sections 4.1(a) and 4.1(b), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and 120 days after the effective date thereof.

         4.3 Requirement to Furnish Information. In connection with each registration hereunder, the Representative will furnish to Santera in writing such information with respect to the Legacy Santera Stockholders and the proposed distribution by the Legacy Santera Stockholders as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         4.4 Underwriting Agreement. In connection with each registration pursuant to Article II or Article III covering an underwritten public offering, Santera and the Legacy Santera Stockholders agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of Santera's size and investment stature.

         4.5      Suspension of Sales. If Santera determines in good faith that
(i) sales of securities pursuant to the registration statement would have a material adverse effect on Santera or its stockholders in relation to any financing, acquisition or other corporate transaction or (ii) sales of securities pursuant to the registration statement would require disclosure of information Santera reasonably believes should remain confidential at such time for a valid business purpose, in each case as evidenced by a certificate signed by Santera's Chief Executive Officer, Santera shall be entitled to suspend all sales under the registration statement and prospectuses related thereto for a reasonable period of time, but not for more than an aggregate of ninety (90) calendar days in any

360 day period (provided that any such suspension shall toll the period during which Santera must maintain the effectiveness of such registration statement).

                                    ARTICLE V
                                    EXPENSES

         5.1 Registration Expenses. All expenses incurred by Santera in complying with Article II, Article III and Article IV hereof, including, without limitation, all registration and filing fees, all underwriting discounts and selling commissions, printing expenses, fees and disbursements of independent public accountants for Santera, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and fees, but excluding any fees and expenses for counsel for the Legacy Santera Stockholders and fees and expenses for counsel for Santera, are called "Registration Expenses".

         5.2 Allocation. Santera and the Legacy Santera Stockholders will pay all Registration Expenses in connection with registrations under Article II and Article III pro rata in proportion to the number of shares sold by Santera (to the extent Santera is a seller) and each of the Legacy Santera Stockholders.

         5.3      Expenses of Counsel. In connection with registrations under
Article II and Article III, each of Santera and the Legacy Santera Stockholders will pay their own expenses for counsel.

                                   ARTICLE VI
                        INDEMNIFICATION AND CONTRIBUTION

         6.1 Indemnification by Santera. In the event of a registration of any of the Stock under the Act pursuant to Article II or Article III, Santera will indemnify and hold each seller of such Stock thereunder and each person, if any, who controls such seller within the meaning of the Act and each of their respective directors, officers and agents harmless for any loss, claim, damage or liability (joint or several) or action (including reasonable attorneys fees) to which any of the foregoing persons may become subject under the Act or other applicable securities laws, insofar as such loss, claim, damage, liability or action arises out of or is based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the "Filings"), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading or alleged untrue statement, or omission, or alleged omission, of material fact made in the Filings, or (iii) any violation or alleged violation by Santera of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law with respect to the offering of the securities pursuant to the Filings other than, in any such case, for such untrue statement, or alleged untrue statement, or omission, or alleged omission, of material fact or violation or alleged violation made in reliance upon and in conformity with information furnished or confirmed to Santera by such Stockholder, or by any agent thereof, specifically for use in the preparation of the Filings

         6.2 Indemnification by Legacy Santera Stockholders. In the event of a registration of any of the Stock under the Act pursuant to Article II or
Article III, each seller of such Stock thereunder agree to indemnify and hold harmless Santera, its directors, officers and agents harmless for any loss, claim, damage, liability or action that arises out of or is based upon any untrue statement, or alleged untrue statement, or omission, or alleged omission, of material fact made in the registration statement or any preliminary prospectus or prospectus contained therein or any amendment or supplement thereto in reliance upon and in conformity with written information furnished or confirmed to Santera by such Stockholder, or by any agent thereof, specifically for use in the preparation of such registration statement; provided, however, that the foregoing indemnity obligations shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Stockholder (which consent shall not be unreasonably withheld) and, provided further, that in no event shall the foregoing indemnity obligations exceed the net proceeds from such offering received by such Stockholder.

         6.3 Notices. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, but only if such indemnifying party shall have unconditionally acknowledged to each indemnified party in writing the obligation of the indemnifying party to indemnify the persons entitled to be indemnified hereunder with respect to such claims, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall, to the extent such failure is prejudicial to the indemnifying party's ability to defend against any such action, relieve such indemnifying party of any liability to the indemnified party hereunder to the extent thereto, but the failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than hereunder.

         6.4      Relative Fault. If the indemnification provided for in this
Article VI is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to therein, then the indemnifying party in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any Stockholder be required to contribute an amount in excess of the net proceeds from the offering received by such Stockholder.

                                   ARTICLE VII
                                   TERMINATION

         This Agreement shall terminate upon the occurrence of any of the following events:

                  (a) the written agreement of Santera, the Representative and Tekelec;

                  (b) the date on which only one Person (or its wholly owned subsidiaries) owns shares of Stock of Santera;

                  (c) the date on which Tekelec acquires all Stock as a result of the consummation of a transaction pursuant to the exercise of the call right or the put right contained in Article III of the Stockholders' Agreement or the date on which Santera redeems all Stock pursuant to Article Fourth, Section C(1)(ii)(a)(I) or (II) of the Amended and Restated Certificate of Incorporation; or

                  (d)      the dissolution of Santera.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Transfer or Assignment of Registration Rights. The rights to cause Santera to register Registrable Securities pursuant to this Agreement may be transferred or assigned, but only with all related obligations, by a holder of Registrable Securities to an Assignee; provided that (i) prior to such transfer or assignment, Santera is furnished with written notice stating the name and address of such Assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (ii) such Assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement and (iii) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such Registrable Securities by the Assignee is restricted under the Act.

         8.2 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, Santera shall not, without the prior written consent of Legacy Santera Stockholders holding at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of Santera which would allow such holder or prospective holder (a) to include such securities in any registration filed under Article II or Article III, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's or prospective holder's securities will not reduce the amount of the Registrable Securities of the Legacy Santera Stockholders or any Assignees which is included or (b) to make a demand registration that could result in such registration being declared effective prior to the dates set forth in Section 2.1.

         8.3 Notices. All notices, consents, approvals, requests and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one (1) day after being delivered to an overnight courier or when telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to Santera, to:

         Santera Systems Inc.
         3601 East Plano Parkway, #100
         Plano, Texas 75704
         Attention: President
         Facsimile No.: (972) 461-7512

         with copies to:

         Munsch Hardt Kopf & Harr P.C.
         1445 Ross Avenue, Suite 4000
         Dallas, Texas 75202
         Attention: A. Michael Hainsfurther
         Facsimile No.: (214) 855-7584

         If to Tekelec, to:

         Tekelec
         26580 West Agoura Road
         Calabasas, California 91302
         Attention: President
         Facsimile No.: (818) 880-0176

         with copies to:

         Ronald W. Buckly
         Tekelec
         26850 West Agoura Road
         Calabasas, California 91302
         Facsimile: (818) 880-0176

         and

         Bryan Cave LLP
         One Metropolitan Square
         211 North Broadway, Suite 3600
         St. Louis, Missouri 63102
         Attention: J. Mark Klamer and Katherine F. Ashton
         Facsimile: (314) 259-2020

         If to the Legacy Santera Stockholders, to the Representative:

         Austin Ventures VI, L.P.
         2435 North Central Expressway
         Suite 1600

         Richardson, Texas 75080
         Attention: Edward E. Olkkola
         Facsimile No.: (972-892-3701

         with a copy to:

         Wilson, Sonsini, Goodrich & Rosati Professional Corporation 8911 Capital of Texas Highway North
         Westech 360, Suite 3350
         Austin, Texas 78759
         Attention: Paul R. Tobias
         Facsimile: (512) 338-5499

         8.4 Remedies. The Stockholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any material breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

         8.5 Expenses. Except as otherwise provided in this Agreement or the Merger Agreement, each party hereto will pay its own costs and expenses incurred in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby.

         8.6 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

         8.7 Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement will be effective against Santera or the Stockholders unless such modification, amendment or waiver is approved in writing by Santera and the holders of a majority of Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         8.9 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         8.10 Severability. If any provision of this Agreement shall be determined to be illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect, and this Agreement shall be construed as if the illegal or unenforceable provision were not a part hereof, so long as the remaining provisions of this Agreement shall be sufficient to carry out the overall intent of the parties as expressed herein.

         8.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine. All claims brought hereunder are required to be brought and maintained in the any Federal or state court in the district in which Dallas, Texas is located. Any and all counterclaims in any action must be brought in the same court in which the related proceeding was initiated in accordance with the foregoing provisions. The parties hereto agree that such courts shall have exclusive jurisdiction and venue over all disputes between the parties hereto.

         8.12 Further Assurances. Each party hereto shall perform all other acts and execute and deliver all other documents as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         8.13 Third Party Beneficiary. Nothing set forth in this Agreement shall be construed to confer any benefit to any third party who is not a party to this Agreement.

         [The remainder of this page has been left blank intentionally.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                           SANTERA SYSTEMS INC.

                           By: /s/ David Heard
                              _________________________
                           Name: David Heard
                                _______________________
                           Title: President and CEO
                                 ______________________

                           TEKELEC

                           By: /s/ Frederick M. Lax
                              _________________________
                           Name: Frederick M. Lax
                                _______________________
                           Title: President and CEO
                                 ______________________

                           By: /s/ Paul J. Pucino
                              _________________________
                           Name: Paul J. Pucino
                                _______________________
                           Title: CFO
                                 ______________________

                           AUSTIN VENTURES VI, L.P., as Representative

                           By: AV Partners VI, L.P., its general partner

                                By: /s/ Edward E. Olkkola
                                   _________________________
                                Name: Edward E. Olkkola
                                     _______________________
                                Title: General Partner
                                      ______________________

                           AUSTIN VENTURES VI, L.P.

                           By: AV Partners VI, L.P., its General Partner

                           By: /s/ Edward E. Olkkola
                              ___________________________________
                               Edward E. Olkkola, General Partner

                           AUSTIN VENTURES VI AFFILIATES FUND, L.P.

                           By: AV Partners VI, L.P., its General Partner

                           By: /s/ Edward E. Olkkola
                              ___________________________________
                               Edward E. Olkkola, General Partner

                           AUSTIN VENTURES VIII, L.P.

                           By: AV Partners VIII, L.P., its General Partner

                           By: /s/ Edward E. Olkkola
                              ___________________________________
                               Edward E. Olkkola, General Partner

                          REGISTRATION RIGHTS AGREEMENT
                                 Signature Page

                           REDPOINT VENTURES II, L.P., by its General
                           Partner, Redpoint Ventures II, LLC

                           By: /s/ R. Thomas Dyal
                               _______________________________________
                               R. Thomas Dyal, Managing Director

                           REDPOINT ASSOCIATES II, LLC, as nominee

                           By: /s/ R. Thomas Dyal
                               _______________________________________
                               R. Thomas Dyal, Managing Director

                           REDPOINT TECHNOLOGY PARTNERS Q-I,
                           L.P., by its General Partner, Redpoint Ventures I,
                           LLC

                           By: /s/ R. Thomas Dyal
                               _______________________________________
                           Name: R. Thomas Dyal
                                 _____________________________________
                           Title: Managing Director
                                  ____________________________________

                           REDPOINT TECHNOLOGY PARTNERS A-I,
                           L.P., by its General Partner, Redpoint Ventures I,
                           LLC

                           By: /s/ R. Thomas Dyal
                               _______________________________________
                           Name: R. Thomas Dyal
                                 _____________________________________
                           Title: Managing Director
                                  ____________________________________

                           MERITECH CAPITAL PARTNERS L.P.

                           By: Meritech Capital Associates L.L.C.
                                 its General Partner

                           By: Meritech Management Associates L.L.C.
                                 a managing member

                           By: /s/ Mark Stevens
                               _______________________________________

                           Name: Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                           MERITECH CAPITAL AFFILIATES L.P.

                           By: Meritech Capital Associates L.L.C.
                                 its General Partner

                           By: Meritech Management Associates L.L.C.
                                 a managing member

                           By: /s/ Mark Stevens
                               _______________________________________

                           Name: Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                          REGISTRATION RIGHTS AGREEMENT
                                 Signature Page

                           SEQUOIA CAPITAL FRANCHISE FUND, L.P.

                           By: SCFF Management, LLC
                           A Delaware Limited Liability Company
                           General Partner

                           By: /s/ Mark Stevens
                               _______________________________________

                           Name: Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                           SEQUOIA CAPITAL FRANCHISE PARTNERS,
                           L.P.

                           By: SCFF Management, LLC
                           A Delaware Limited Liability Company
                           General Partner

                           By: /s/ Mark Stevens
                               _______________________________________

                           Name: Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                           SEQUOIA CAPITAL VIII, L.P.

                           By: SC VIII Management, LLC
                           A California Limited Liability Company
                           General Partner

                           By: /s/ Mark Stevens
                               _______________________________________

                           Name: Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                           SEQUOIA INTERNATIONAL TECHNOLOGY
                           PARTNERS VIII, L.P.

                           By: SC VIII Management, LLC
                           A California Limited Liability Company
                           General Partner

                           By: /s/ Mark Stevens
                               _______________________________________

                           Name: Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                          REGISTRATION RIGHTS AGREEMENT
                                 Signature Page

                           SEQUOIA INTERNATIONAL TECHNOLOGY
                           PARTNERS VIII (Q), L.P.

                           By: SC VIII Management, LLC
                           A California Limited Liability Company
                           General Partner

                           By:   /s/ Mark Stevens
                               _______________________________________
                           Name:    Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                           SEQUOIA 1997

                           By:   /s/ Mark Stevens
                               _______________________________________
                           Name:    Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                           CMS PARTNERS LLC

                           By:   /s/ Mark Stevens
                               _______________________________________
                           Name:    Mark Stevens
                                 _____________________________________
                           Title: ____________________________________

                           INSTITUTIONAL VENTURE PARTNERS VIII,
                           L.P., by its General Partner, Institutional Venture Management VIII, LLC

                           By:   /s/ R. Thomas Dyal
                               __________________________________________
                                 R. Thomas Dyal, Managing Director

                           IVM INVESTMENT FUND VIII, LLC, by its

                           Manager, Institutional Venture Management VIII,

                           LLC

                           By:   /s/ R. Thomas Dyal
                               __________________________________________
                                 R. Thomas Dyal, Managing Director

                           BROADBAND FUND, L.P., by its General Partner, BBF Management, LLC, by its Manager,
                           Institutional Venture Management VIII, LLC

                           By:   /s/ R. Thomas Dyal
                               __________________________________________
                                 R. Thomas Dyal, Managing Director

                          REGISTRATION RIGHTS AGREEMENT
                                 Signature Page